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                                                                 EXHIBIT 10.2


                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

        This First Amendment to Purchase and Sale Agreement and Escrow Instructions (First Amendment") is entered into and made effective this 9th day of February, 2004, between IGP X MISSION PARK ASSOCIATES, L.P, a California limited partnership ("Seller") and PACIFICA ENTERPRISES, LLC, a California limited liability company ("Buyer") with reference to the following facts:

                                    RECITALS

         A. Buyer and Seller entered into that certain Purchase and Sale Agreement and Escrow Instructions dated December 2, 2003 (the "Agreement")

         B. The parties desire to amend the Agreement as set forth in this First Amendment,

         C. All capitalized terms used in this First Amendment unless specifically defined herein shall have the same meaning as the capitalized terms used in the Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Seller and Buyer agree as follows:

                                   AGREEMENT

         1. Closing. Section 1.4 of the Agreement shall be deemed deleted and the following shall be deemed inserted in place thereof;

                           4.1 Time and Place. The consummation of the transaction contemplated hereby (the "Closing") shall he consummated on or before March 3. 2004 (the "Closing Date)

         2. Condition. Precedent to Obligation of Seller. Section 4.7 (a) of the Agreement shall be deemed deleted and the following shall be deemed inserted in place thereof:

                  (a)      On or before February 23, 2004;

         Furthermore, the following shall be added immediately following subsection (i) of Section 4.7(a);

                  Seller covenants agrees that on or before February 3, 2004, it will file a Proxy Statement with the Securities and Exchange Commission and mail the Proxy Statement to the partners of Seller requesting their approval of

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                  the transaction contemplated by this Agreement. On such date, seller shall provide Buyer with written confirmation that the Proxy Statement has been filed and mailed in accordance with the foregoing.

         3. Public Disclosure. Buyer acknowledges and agrees that in connection with Seller's requesting the consent of its partners in accordance with Section 4.7 (a) (1) of the Agreement, Seller's disclosure of the terms of the Agreement to Seller's partners shall not constitute a violation of Section
10.2 of the Agreement regarding Public Disclosure.

         4. Executed Counterparts. This first Amendment may be executed in one or more counterparts, all of which together shall constitute a single agreement and each of which shall be an original for all purposes.

         5. Confirmation. Except, as and to the extent modified by this first Amendment, all provisions of the Agreement shall remain in full force and effect

SELLER                                    BUYER

IGP X  MISSION PARK ASSOCIATES, L.P.,     PACIFICA ENTERPRISES, LLC,
a California limited partnership          a California limited liability company

By: IGP X MISSION PARK ASSOCIATES         By: /S/ DABTO DELUCA
    MANAGEMENT, INC.,                         ----------------------------------
    a California corporation                  Name: DABTO DELUCA
                                              Title: MANAGER

By: /s/ David W. Maurer                   By: __________________________________
    ---------------------------------         Name:_____________________________
    Name: David W. Maurer                     Title:____________________________
    Title: President

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